GOLDMAN SACHS TRUST
Goldman Sachs Multi Sector Fixed Income Funds
Class A, Class C, Institutional, Investor, Class R6 and Class P Shares
of the
Goldman Sachs Income Fund
(the “Fund”)
Supplement dated December 13, 2024 to the
Prospectuses and Summary Prospectuses,
each dated July 29, 2024, as supplemented to date
At a meeting held on December 11‑12, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM”), the Board of Trustees of the Goldman Sachs Trust approved a change to the Fund’s distribution policy, effective January 31, 2025 (the “Effective Date”), to allow the Fund to operate with flexibility in setting dividend and distribution rates throughout the year to help minimize fluctuations in monthly distribution amounts.
In addition, in connection with the distribution policy change, GSAM has agreed to (i) waive a portion of the Fund’s management fees in order to achieve an effective net management fee rate of 0.50% as an annual percentage rate of the Fund’s average daily net assets; and (ii) increase the Fund’s “Other Expenses” limitation from 0.054% to 0.014% of the Fund’s average daily net assets.
Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:
The following table replaces the “Annual Fund Operating Expenses” table under “Goldman Sachs Income Fund—Summary—Fees and Expenses of the Fund” in the Fund’s Multi-Class Prospectus and “Fees and Expenses of the Fund” in the Fund’s Multi-Class Summary Prospectus:

	Class A	Class C	Institutional	Investor	Class R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b‑1) Fees	0.25%	0.75%	None	None	None
Other Expenses[2]	0.65%	0.90%	0.57%	0.65%	0.56%
Service Fees	None	0.25%	None	None	None
All Other Expenses	0.65%	0.65%	0.57%	0.65%	0.56%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.12%	1.20%	1.11%
Fee Waiver and Expense Limitation[3]	(0.56)%	(0.56)%	(0.56)%	(0.56)%	(0.56)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.89%	1.64%	0.56%	0.64%	0.55%

[2]	The “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]
The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.50% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2026, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

The following table replaces the “Annual Fund Operating Expenses” table under “Goldman Sachs Income Fund—Summary—Fees and Expenses of the Fund” in the Fund’s Class P Shares Prospectus and “Fees and Expenses of the Fund” in the Fund’s Class P Shares Summary Prospectus:

Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses[1]	0.56%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver and Expense Limitation[2]	(0.56)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.55%

[1]	The “Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]
The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.50% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2026, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

The following table replaces the table under “Goldman Sachs Income Fund—Summary—Expense Example” in the Fund’s Multi-Class Prospectus and “Expense Example” in the Fund’s Multi-Class Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$462	$763	$1,086	$1,999

Class C Shares	$267	$634	$1,129	$2,490

Institutional Shares	$57	$300	$563	$1,313

Investor Shares	$65	$325	$606	$1,405

Class R6 Shares	$56	$297	$557	$1,301

Class C Shares – Assuming no redemption	$167	$634	$1,129	$2,490

The following table replaces the table under “Goldman Sachs Income Fund—Summary—Expense Example” in the Fund’s Class P Shares Prospectus and “Expense Example” in the Fund’s Class P Shares Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years

Class P Shares	$56	$297	$557	$1,301

The following is added after the second paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectuses:
Additionally, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.50% as an annual percentage rate of the average daily net assets of the Income Fund. This management fee waiver will remain in effect through at least July 29, 2026, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.
The following replaces the third paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectuses:
The Investment Advisers have agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004%, 0.014%, 0.004%, 0.014% and 0.054% of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income and Dynamic Bond Funds, respectively, through at least July 28, 2025 for each Fund, except for the Income Fund which will remain in effect through at least July 29, 2026, and prior to such respective dates, the Investment Advisers may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at their discretion and without shareholder approval after such date, although the Investment Advisers do not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
The following disclosure is added under the table under “Distributions” in the Fund’s Prospectuses:
The Income Fund operates with flexibility in setting dividend and distribution rates throughout the year to help minimize fluctuations in monthly distribution amounts. While the Income Fund seeks to provide monthly distributions, there is no guarantee that distributions will always be paid or will be paid at a relatively stable rate.
This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

MSFISTK5DICHGSTK 12‑24